SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 23, 2003

Date of Report (Date of earliest event reported)

IKON Receivables Funding LLC

(Exact name of registrant as specified in its charter)

Delaware	333-71362	Pending
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Attention: President 1738 Bass Road P.O. Box 9115 Macon, Georgia	31208
(Address of Principal Executive Offices)	(Zip Code)

(912) 471-2300

Registrant’s telephone number, including area code

No change

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Leases

IKON Receivables, LLC (the “Registrant” or the “Issuer”) has registered $2,500,000,000 in principal amount of Lease-Backed Notes for issuance on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (File No. 333-71362) (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, the Registrant issued $852,085,000 in aggregate principal amount of its Lease-Backed Notes (the “Notes”), on April 23, 2003 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of April 1, 2003, among the Issuer, IOS Capital, LLC, as Servicer and BNY Midwest Trust Company, as Trustee.

The primary assets of the Issuer are a pool of equipment leases (the “Leases”), a security interest in the underlying equipment and other property relating to the Leases, which were transferred to the Issuer on the Closing Date pursuant to the Assignment and Servicing Agreement attached hereto as Exhibit 10.1. As of the Closing Date, the Leases had the characteristics described in the Prospectus dated March 11, 2002, the Preliminary Prospectus Supplement previously filed with the Commission on April 15, 2003 pursuant to Rule 424(b)(3) of the Act and the Prospectus Supplement dated April 16, 2003 previously filed with the Commission on April 18, 2003 pursuant to Rule 424(b)(5) of the Act.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

1.1 Underwriting Agreement, dated April 16, 2003, among the Issuer, IKON Receivables-2, LLC, IOS Capital, LLC, and Lehman Brothers Inc. as Representative of the Underwriters.

3.3 Limited Liability Company Agreement of the Issuer, dated as of October 9, 2001.

4.1 Indenture, dated as of April 1, 2003, among the Issuer, BNY Midwest Trust Company, as Trustee, and IOS Capital, LLC, as Servicer.

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4.2 Certificate Guaranty Insurance Policy, dated April 23, 2003, issued and delivered by Ambac Assurance Corporation.

5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities.*

8.1 Opinion of Dewey Ballantine LLP regarding tax matters.*

10.1 Assignment and Servicing Agreement, dated as of April 1, 2003, among the Issuer, IKON Receivables-2, LLC, and IOS Capital, LLC, as Originator and Servicer.

10.2 Indemnification Agreement, dated April 23, 2003, among Lehman Brothers Inc., J.P. Morgam Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc. and PNC Capital Markets, Inc., as Underwriters (the “Underwriters”), and Ambac Assurance Corporation, as Insurer.

10.3 Insurance and Indemnity Agreement, dated April 23, 2003, among IOS Capital, LLC, as Originator and Servicer, the Issuer, IKON Receivables-2, LLC, and Ambac Assurance Corporation, as Insurer.

10.4 Schedule to ISDA Master Agreement, between Lehman Brothers Special Financing Inc. and the Issuer and Confirmation to the ISDA Master Agreement, between Lehman Brothers Special Financing Inc. and the Issuer, each dated as of April 23, 2003.

23.1 Consent of KPMG LLP regarding references in the Prospectus Supplement to financial statements of Ambac Assurance Corporation, and KPMG’s report.**

25.1 Statement of Eligibility of Indenture Trustee.**

* Previously filed on Form S-3 with the Securities and Exchange Commission on October 10, 2001.

** Previously filed on Form 8-K with the Securities and Exchange Commission on April 18, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

IKON RECEIVABLES FUNDING, LLC

By: IKON Receivables Funding, Inc., its Manager

By:	/s/ KATHLEEN M. BURNS
Name:	Kathleen M. Burns
Title:	Treasurer

Dated: May 8, 2003

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April April 16, 2003, among the Issuer, IKON Receivables-2, LLC, IOS Capital, LLC, and Lehman Brothers Inc. as Representative of the Underwriters.

3.3	Limited Liability Company Agreement of the Issuer, dated as of October 9, 2001.

4.1	Indenture, dated as of April 1, 2003, among the Issuer, BNY Midwest Trust Company, as Trustee, and IOS Capital LLC, as Servicer.

4.2	Certificate Guaranty Insurance Policy, dated April 23, 2003, issued and delivered by Ambac Assurance Corporation.

5.1	Opinion of Dewey Ballantine LLP regarding legality of the registered securities.*

8.1	Opinion of Dewey Ballantine LLP regarding tax matters.*

10.1	Assignment and Servicing Agreement, dated as of April 1, 2003, among the Issuer, IKON Receivables-2, LLC, and IOS Capital, LLC, as Originator and Servicer.

10.2

Indemnification Agreement, dated April 23, 2003, among Lehman Brothers Inc., J.P. Morgam Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc. and PNC Capital Markets, Inc., as Underwriters (the “Underwriters”), and Ambac Assurance Corporation, as Insurer.

10.3	Insurance and Indemnity Agreement, dated April 23, 2003, among IOS Capital, LLC, as Originator and Servicer, the Issuer, IKON Receivables-2, LLC, and Ambac Assurance Corporation, as Insurer.

10.4

Schedule to ISDA Master Agreement, between Lehman Brothers Special Financing Inc. and the Issuer and Confirmation to the ISDA Master Agreement, between Lehman Brothers Special Financing Inc. and the Issuer, each dated as of April 23, 2003.

23.1	Consent of KPMG LLP regarding references in the Prospectus Supplement to financial statements of Ambac Assurance Corporation, and KPMG’s report.**

25.1	Statement of Eligibility of Indenture Trustee.**

* Previously filed on Form S-3 with the Securities and Exchange Commission on October 10, 2001.

** Previously filed on Form 8-K with the Securities and Exchange Commission on April 18, 2003.